UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2017

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 Center Drive, Suite 1020, Los Angeles, California 90045

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 310-437-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01 Entry into a Material Definitive Agreement.

Global Eagle Entertainment Inc. (“we” or the “Company”) entered into an extension letter dated as of November 15, 2017 (the “November 2017 Extension”) among the Company and the lenders party thereto (such lenders consenting to the November 2017 Extension, the “Consenting Lenders”), relating to (i) the Credit Agreement, dated as of January 6, 2017 (the “Credit Agreement”), among the Company, the guarantors party thereto from time to time, the lenders party thereto from time to time (each, a “Lender ” and collectively, the “Lenders”) and Citibank, N.A., as Administrative Agent, L/C issuer and swing line lender, (ii) the First Amendment and Limited Waiver to Credit Agreement (the “May 2017 Amendment”), dated as of May 4, 2017, (iii) the Amendment to First Amendment and Limited Waiver to Credit Agreement and Second Amendment to Credit Agreement (the “June 2017 Amendment”), dated as of June 29, 2017, (iv) the Second Amendment to Limited Waiver to Credit Agreement (the “September 2017 Extension”), dated as of September 13, 2017, (v) the Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement (the “First October 2017 Amendment”), dated as of October 2, 2017, (vi) the extension letter dated as of October 6, 2017 (the “October 2017 Extension”) and (vii) the Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement, dated as of October 31, 2017 (the “Second October 2017 Amendment”). The Credit Agreement, as amended or supplemented by the May 2017 Amendment, the June 2017 Amendment, the September 2017 Extension, the First October 2017 Amendment, the October 2017 Extension, the Second October 2017 Amendment and the November 2017 Extension is referred to herein as the “Amended Credit Agreement.”

Under the November 2017 Extension, the Company will now have until November 17, 2017 (rather than November 15, 2017, as previously required under the Amended Credit Agreement) to deliver its audited financial statements for the year ended December 31, 2016.

We qualify the foregoing summary of the November 2017 Extension by reference to the full text thereof, a copy of which we have filed as Exhibit 10.1 hereto and incorporate by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

We incorporate by reference herein the Exhibit Index preceding the signature page to this Current Report on Form 8-K.

EXHIBIT INDEX

Exhibit No.	Description

10.1	Extension Letter, dated as of November 15, 2017, among Global Eagle Entertainment Inc. and the lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL EAGLE ENTERTAINMENT INC.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

Dated: November 15, 2017

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